UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2019

NEUROMETRIX, INC.
(Exact name of registrant as specified in charter)

Delaware	001-33351	04-3308180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Winter Street, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 890-9989
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The NeuroMetrix, Inc. (the “Company”) Annual Meeting of Stockholders was held on April 30, 2019 (the “Annual Meeting”) at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111. Of the Company’s 7,880,463 shares of common stock issued and outstanding and eligible to vote as of the record date of March 4, 2019, a quorum of 6,574,634 shares, or 83.43% of the eligible shares, was present in person or represented by proxy. Each of the matters set forth below is described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 13, 2019. The following actions were taken at the Annual Meeting:

(a)
Election of the following nominees as Class III Directors of the Company, each to serve until the Company’s 2022 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal.

Directors	Votes For	Withheld Authority	Broker Non-Votes
David E. Goodman, M.D.	1,427,201	419,247	4,728,186
Nancy E. Katz	1,435,813	410,635	4,728,186

After the meeting, Shai N. Gozani, M.D., Ph.D. and David Van Avermaete continued to serve as the Company’s Class II Directors for terms that expire in 2021 and Timothy R. Surgenor continued to serve as the Company’s Class I Director for a term that expires in 2020.

(b)
Ratification of the selection of Moody, Famiglietti & Andronico, LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2019.  The voting results were 6,505,466 votes for, 46,763 votes against, and 22,405 votes abstaining, with no broker non-votes.

(c)
Approval, on an advisory basis, of the compensation of the Corporation’s named executive officers as disclosed in the 2019 Proxy Statement. The voting results were 1,157,882 votes for, 657,858 votes against, and 30,708 votes abstaining, with 4,728,186 broker non-votes.

(d)
Approval, on an advisory basis, of the recommended frequency of holding an advisory vote on the compensation of the Company’s named executive officers every year. The voting results were 1,331,371 votes for one year, 81,625 votes for two years, and 400,423 votes for three years with 4,728,186 broker non-votes.

The Company will accordingly ask for an advisory vote on compensation of its named executive officers every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

Date: April 30, 2019	/s/	THOMAS T. HIGGINS
Thomas T. Higgins
Senior Vice President, Chief Financial Officer
and Treasurer

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